Exhibit 99.1

Altair Announces Second Quarter 2022 Financial Results

Altair Beats Second Quarter Expectations

TROY, Mich. – August 4, 2022 – Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI, today released its financial results for the second quarter ended June 30, 2022.

“Altair had a strong second quarter, driven by high double-digit software revenue growth, with all our key metrics coming in above our guidance ranges,” said James Scapa, founder, chairman and chief executive officer of Altair. “While we are in a period of geopolitical and economic uncertainty, I am confident Altair's culture, customer relationships, high recurring revenue and utilization, high-value business model, and exceptional technology leaves us well-positioned for the remainder of the year.”

“The second quarter was another big success, achieving revenue and profit ahead of expectations,” said Matt Brown, chief financial officer of Altair. “Led by our year-over-year software product revenue growth of over 17% in the second quarter, we continued to deliver on our commitment to software product revenue growth and margin expansion. While we are encouraged by our strong first half of 2022, we are reducing our full year guidance ranges for revenue and profit due to the impact foreign exchange rates are having on our results in reported currency.”

Second Quarter 2022 Financial Highlights

•
Software product revenue was $116.9 million compared to $99.6 million for the second quarter of 2021, an increase of 17.4%
•
Total revenue was $132.7 million compared to $119.9 million for the second quarter of 2021, an increase of 10.6%
•
Net loss was $(33.8) million compared to $(13.6) million for the second quarter of 2021. Diluted net loss per share was $(0.43) based on 78.9 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.18) for the second quarter of 2021, based on 75.3 million diluted weighted average common shares outstanding. Net loss margin was (25.5%) compared to (11.4%) for the second quarter of 2021
•
Non-GAAP net income was $10.9 million, compared to non-GAAP net income of $5.6 million for the second quarter of 2021, an increase of 94.7%. Non-GAAP diluted net income per share was $0.13 based on 86.3 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.07 for the second quarter of 2021, based on 80.3 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $16.4 million compared to $9.5 million for the second quarter of 2021, an increase of 73.1%. Adjusted EBITDA margin was 12.4% compared to 7.9% for the second quarter of 2021
•
Cash provided by operating activities was 12.3 million, compared to 18.2 million for the second quarter of 2021
•
Free cash flow was $11.0 million, compared to $15.8 million for the second quarter of 2021.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the third quarter and full year 2022:

(in millions)	Third Quarter 2022			Full Year 2022
Software Product Revenue	$99.0	to	$104.0	$487.0	to	$498.0
Total Revenue	$115.0		$120.0	$555.0		$566.0
Net Loss	$(34.9)		$(31.0)	$(66.1)		$(56.5)
Non-GAAP Net Income	$(1.2)		$1.8	$60.6		$68.0
Adjusted EBITDA	$0.0		$4.0	$89.0		$99.0
Net Cash Provided by Operating Activities				$15.1		$23.1
Free Cash Flow				$8.0		$16.0

Conference Call Information

What: Altair’s Second Quarter 2022 Financial Results Conference Call
When: Thursday, August 4, 2022
Webcast: http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Net Income, Non-GAAP Net Income Per Share, Adjusted EBITDA, Free Cash Flow, Non-GAAP Gross Profit and Non-GAAP Operating Expense.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares as defined starting with Q1 2022, includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position. All periods presented will be adjusted to align with this new definition.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Free cash flow consists of cash flow from operations less capital expenditures.

Non-GAAP gross profit represents gross profit adjusted for stock-based compensation expense, restructuring expense and other special items as identified by management and described elsewhere in this press release.

Non-GAAP operating expense represents operating expense excluding stock-based compensation expense, amortization, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the third quarter and full year 2022, our statements regarding our expectations for 2022, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2022	December 31, 2021
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$416,137	$413,743
Accounts receivable, net	103,483	137,561
Income tax receivable	11,412	9,388
Prepaid expenses and other current assets	23,282	27,529
Total current assets	554,314	588,221
Property and equipment, net	39,370	40,478
Operating lease right of use assets	24,977	28,494
Goodwill	385,989	370,178
Other intangible assets, net	90,327	99,057
Deferred tax assets	7,943	8,495
Other long-term assets	25,588	28,352
TOTAL ASSETS	$1,128,508	$1,163,275
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,962	$6,647
Accrued compensation and benefits	31,084	42,307
Current portion of operating lease liabilities	9,433	9,933
Other accrued expenses and current liabilities	49,444	122,226
Deferred revenue	92,141	93,160
Convertible senior notes, net	—	199,705
Total current liabilities	187,064	473,978
Operating lease liabilities, net of current portion	16,340	19,550
Deferred revenue, non-current	20,785	12,872
Convertible senior notes, net	304,676	—
Other long-term liabilities	41,471	42,894
TOTAL LIABILITIES	570,336	549,294
Commitments and contingencies
MEZZANINE EQUITY	—	784
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 52,191 and 51,524 shares as of June 30, 2022, and December 31, 2021, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 27,745 shares as of June 30, 2022, and December 31, 2021	3	3
Additional paid-in capital	687,338	724,226
Accumulated deficit	(100,394)	(102,087)
Accumulated other comprehensive loss	(28,780)	(8,950)
TOTAL STOCKHOLDERS’ EQUITY	558,172	613,197
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$1,128,508	$1,163,275

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2022	2021	2022	2021
Revenue
License	$82,688	$66,632	$188,857	$163,027
Maintenance and other services	34,205	32,926	68,933	66,072
Total software	116,893	99,558	257,790	229,099
Software related services	7,376	7,481	16,437	15,579
Total software and related services	124,269	107,039	274,227	244,678
Client engineering services	7,047	10,268	15,059	20,945
Other	1,340	2,605	3,151	4,452
Total revenue	132,656	119,912	292,437	270,075
Cost of revenue
License	4,120	3,617	8,807	9,012
Maintenance and other services	12,884	12,043	25,603	23,598
Total software *	17,004	15,660	34,410	32,610
Software related services	5,464	5,731	11,499	11,853
Total software and related services	22,468	21,391	45,909	44,463
Client engineering services	5,914	8,293	12,555	17,181
Other	1,141	2,262	2,662	3,724
Total cost of revenue	29,523	31,946	61,126	65,368
Gross profit	103,133	87,966	231,311	204,707
Operating expenses:
Research and development *	46,477	38,757	89,571	77,033
Sales and marketing *	39,116	31,909	74,798	63,979
General and administrative *	24,367	21,861	47,936	45,787
Amortization of intangible assets	6,208	4,615	12,111	9,492
Other operating income, net	(5,767)	(585)	(6,548)	(1,202)
Total operating expenses	110,401	96,557	217,868	195,089
Operating (loss) income	(7,268)	(8,591)	13,443	9,618
Interest expense	700	2,988	1,285	5,961
Other expense, net	21,907	708	23,975	1,543
(Loss) income before income taxes	(29,875)	(12,287)	(11,817)	2,114
Income tax expense	3,899	1,361	10,429	1,402
Net (loss) income	$(33,774)	$(13,648)	$(22,246)	$712
(Loss) income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.43)	$(0.18)	$(0.28)	$0.01
Net (loss) income per share attributable to common stockholders, diluted	$(0.43)	$(0.18)	$(0.28)	$0.01
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	78,948	75,263	79,204	74,959
Weighted average number of shares used in computing net (loss) income per share, diluted	78,948	75,263	79,204	79,851

* Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Cost of revenue – software	$2,030	$1,222	$3,933	$2,380
Research and development	8,979	4,143	16,337	7,329
Sales and marketing	7,664	3,659	14,699	7,127
General and administrative	2,527	1,624	4,845	3,460
Total stock-based compensation expense	$21,200	$10,648	$39,814	$20,296

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Six Months Ended June 30,
(In thousands)	2022	2021
OPERATING ACTIVITIES:
Net (loss) income	$(22,246)	$712
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	15,819	13,180
Provision for credit loss	114	205
Amortization of debt discount and issuance costs	829	5,631
Stock-based compensation expense	39,814	20,296
Deferred income taxes	(64)	(1)
Gain on mark-to-market adjustment of contingent consideration	(5,304)	—
Expense on repurchase of convertible senior notes	16,621	—
Other, net	115	34
Changes in assets and liabilities:
Accounts receivable	29,270	24,852
Prepaid expenses and other current assets	2,056	(3,367)
Other long-term assets	4,397	(5,067)
Accounts payable	(2,070)	(967)
Accrued compensation and benefits	(9,742)	1,548
Other accrued expenses and current liabilities	(61,648)	2,999
Deferred revenue	10,080	(5,333)
Net cash provided by operating activities	18,041	54,722
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(37,660)	—
Capital expenditures	(3,457)	(5,391)
Other investing activities, net	(322)	(389)
Net cash used in investing activities	(41,439)	(5,780)
FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of discounts and commissions	224,265	—
Repurchase of convertible senior notes	(192,792)	—
Proceeds from employee stock purchase plan contributions	4,431	—
Repurchase and retirement of common stock	(4,387)	—
Proceeds from the exercise of common stock options	1,689	885
Payments of debt issuance costs	(1,157)	—
Payments on revolving commitment	—	(30,000)
Other financing activities	(131)	(206)
Net cash provided by (used in) financing activities	31,918	(29,321)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(6,226)	(847)
Net increase in cash, cash equivalents and restricted cash	2,294	18,774
Cash, cash equivalents and restricted cash at beginning of year	414,012	241,547
Cash, cash equivalents and restricted cash at end of period	$416,306	$260,321
Supplemental disclosure of cash flow:
Interest paid	$289	$339
Income taxes paid	$4,891	$3,744
Supplemental disclosure of non-cash investing and financing activities:
Property and equipment in accounts payable, other current liabilities and other liabilities	$1,530	$631

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net (loss) income and net (loss) income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2022	2021	2022	2021
Net (loss) income	$(33,774)	$(13,648)	$(22,246)	$712
Stock-based compensation expense	21,200	10,648	39,814	20,296
Amortization of intangible assets	6,208	4,615	12,111	9,492
Non-cash interest expense	422	2,837	839	5,637
Restructuring expense	—	1,732	—	5,078
Impact of non-GAAP tax rate (1)	79	(601)	(4,957)	(9,678)
Special adjustments and other (2)	16,737	—	18,229	—
Non-GAAP net income	$10,872	$5,583	$43,790	$31,537

Net (loss) income per share, diluted	$(0.43)	$(0.18)	$(0.28)	$0.01
Non-GAAP net income per share, diluted	$0.13	$0.07	$0.51	$0.39

GAAP diluted shares outstanding	78,948	75,263	79,204	79,851
Non-GAAP diluted shares outstanding (3)	86,281	80,303	86,516	79,851
(1)
The Company uses a non-GAAP effective tax rate of 26%.
(2)
The three months ended June 30, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $5.4 million currency losses on acquisition-related intercompany loans and a $5.3 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The six months ended June 30, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $6.9 million currency losses on acquisition-related intercompany loans and a $5.3 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.
(3)
The Non-GAAP diluted shares outstanding for the three and six months ended June 30, 2021, has been changed to align with the current definition.

The following table provides a reconciliation of Adjusted EBITDA to net income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Net (loss) income	$(33,774)	$(13,648)	$(22,246)	$712
Income tax expense	3,899	1,361	10,429	1,402
Stock-based compensation expense	21,200	10,648	39,814	20,296
Interest expense	700	2,988	1,285	5,961
Depreciation and amortization	8,133	6,494	15,819	13,180
Restructuring expense	—	1,732	—	5,078
Special adjustments, interest income and other (1)	16,282	(79)	17,929	(173)
Adjusted EBITDA	$16,440	$9,496	$63,030	$46,456

(1)
The three months ended June 30, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $5.4 million currency losses on acquisition-related intercompany loans and a $5.3 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The six months ended June 30, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $6.9 million currency losses on acquisition-related intercompany loans and a $5.3 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Net cash provided by operating activities (1)	$12,255	$18,151	$18,041	$54,722
Capital expenditures	(1,267)	(2,352)	(3,457)	(5,391)
Free cash flow (1)	$10,988	$15,799	$14,584	$49,331

(1)
The six months ended June 30, 2022, includes a $65.9 million payment in January 2022 for a legal judgement acquired in December 2021.

The following table provides a reconciliation of Non-GAAP gross profit to gross profit, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Gross profit	$103,133	$87,966	$231,311	$204,707
Stock-based compensation expense	2,030	1,222	3,933	2,380
Restructuring expense	—	161	—	936
Non-GAAP gross profit	$105,163	$89,349	$235,244	$208,023
Non-GAAP gross margin	79.3%	74.5%	80.4%	77.0%

The following table provides a reconciliation of Non-GAAP operating expense to Total operating expense, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Total operating expense	$110,401	$96,557	$217,868	$195,089
Stock-based compensation expense	(19,170)	(9,426)	(35,881)	(17,916)
Amortization	(6,208)	(4,615)	(12,111)	(9,492)
Gain on mark-to-market adjustment of contingent consideration	5,304	—	5,304	—
Restructuring expense	—	(1,571)	—	(4,142)
Non-GAAP operating expense	$90,327	$80,945	$175,180	$163,539

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net (loss) income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2022		Year Ending December 31, 2022
(in thousands)	Low	High	Low	High
Net loss	$(34,900)	$(31,000)	$(66,100)	$(56,500)
Stock-based compensation expense	23,700	23,700	86,400	86,400
Amortization of intangible assets	6,100	6,100	24,400	24,400
Non-cash interest expense	500	500	1,800	1,800
Impact of non-GAAP tax rate	3,400	2,500	(4,100)	(6,300)
Special adjustments and other(1)	—	—	18,200	18,200
Non-GAAP net (loss) income	$(1,200)	$1,800	$60,600	$68,000

(1)
Year ending December 31, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $6.9 million currency losses on acquisition-related intercompany loans and $5.3 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2022		Year Ending December 31, 2022
(in thousands)	Low	High	Low	High
Net loss	$(34,900)	$(31,000)	$(66,100)	$(56,500)
Income tax expense	3,000	3,100	17,200	17,600
Stock-based compensation expense	23,700	23,700	86,400	86,400
Interest expense	200	200	1,300	1,300
Depreciation and amortization	8,000	8,000	32,000	32,000
Special adjustments and other(1)	—	—	18,200	18,200
Adjusted EBITDA	$—	$4,000	$89,000	$99,000
(1)
Year ending December 31, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $6.9 million currency losses on acquisition-related intercompany loans and $5.3 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2022
(in thousands)	Low	High
Net cash provided by operating activities (1)	$15,100	$23,100
Capital expenditures	(7,100)	(7,100)
Free cash flow (1)	$8,000	$16,000

(1)
Includes $65.9 million payment in January 2022 for legal judgement acquired in December 2021.